UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2015

URBAN HYDROPONICS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54118	72-1600437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o CKR Law LLC 1330 Avenus of the Americas, 14th FL. New York, NY 10019
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(561) 543-8882

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a press release issued on November 17, 2015 by Urban Hydroponics, Inc. announcing the results of the financials of Urban Cultivator, Inc. and BC Northern Lights Enterprises, Ltd. for the nine months ended July 31, 2015 and 2014. Urban Hydroponics has signed a binding agreement with urban Cultivator and BC Northern Lights pursuant to which Urban Cultivator and BC Northern Lights, subject to certain conditions being met, will merge with Urban Hydroponics. There can be no assurances, however, that this planned merger will be completed.

The information furnished in this Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K (this “Report”) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated November 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2015	By:	/s/ Frank Terzo
Name: Frank Terzo
Title: President